                                                                    Exhibit 99.4
                                                                  Execution Copy

                       ___________________________________


                             LOAN PURCHASE AGREEMENT

                                      among

                        NEW CENTURY MORTGAGE CORPORATION

                                   as Seller,

                       NEW CENTURY FINANCIAL CORPORATION,


                                       and

                              NEW CENTURY FUNDING I

                                  as Purchaser

                       ____________________________________


                                   Dated as of

                                  May 10, 2002

                                TABLE OF CONTENTS

                                                                                                                Page
                                                                                                                ----
ARTICLE I DEFINITIONS ................................................................................           1
  SECTION 1.01   Definitions .........................................................................           1

ARTICLE II SALE AND CONTRIBUTION OF MORTGAGE LOANS ...................................................           2

  SECTION 2.01   Acquisition; Capital Contribution ...................................................           2
  SECTION 2.02   Delivery of Mortgage Files ..........................................................           3
  SECTION 2.03   Intention of the Parties; Grant of Security Interest ................................           3

ARTICLE III REPRESENTATIONS AND WARRANTIES ...........................................................           3

  SECTION 3.01   Representations and Warranties ......................................................           3
  SECTION 3.02   Purchase of Mortgage Loans by the New Century Parties ...............................           9

ARTICLE IV COVENANTS .................................................................................           9

  SECTION 4.01   Covenants of New Century Parties ....................................................           9
  SECTION 4.02   Purchaser Covenants .................................................................          16
  SECTION 4.03   Pledge of Mortgage Loans ............................................................          18

ARTICLE V CONDITIONS PRECEDENT .......................................................................          18

  SECTION 5.01   Conditions to the Purchaser Obligations .............................................          18

ARTICLE VI TERMINATION ...............................................................................          19

  SECTION 6.01   Termination .........................................................................          19
  SECTION 6.02   Effect of Termination ...............................................................          19

ARTICLE VII MISCELLANEOUS PROVISIONS .................................................................          19

  SECTION 7.01   Amendment ...........................................................................          19
  SECTION 7.02   GOVERNING LAW; JURISDICTION .........................................................          19
  SECTION 7.03   Notices .............................................................................          20
  SECTION 7.04   Severability of Provisions ..........................................................          21
  SECTION 7.05   Assignment ..........................................................................          21
  SECTION 7.06   Further Assurances ..................................................................          21
  SECTION 7.07   No Waiver; Cumulative Remedies ......................................................          21
  SECTION 7.08   Counterparts ........................................................................          21
  SECTION 7.09   Binding Effect:  Third-Party Beneficiaries ..........................................          21
  SECTION 7.10   Merger and Integration ..............................................................          22
  SECTION 7.11   Headings ............................................................................          22
  SECTION 7.12   Schedules and Exhibits ..............................................................          22
  SECTION 7.13   No Bankruptcy Petition Against the Purchaser ........................................          22
  SECTION 7.14   No Recourse .........................................................................          22

                               SCHEDULES & ANNEXES

Schedule 1    Representations and Warranties
ANNEX A       Form of Contribution Agreement
Schedule 2    New Century Parties' Former Names and Current or Former Trade
              Names, Fictitious Names, Assumed Names and or "Doing Business As"
              Names
Schedule 3    Form of Financial Statement Footnote
Schedule 4    List of Guaranties in Effect
Schedule 5    List of Qualified Originators

                  THIS LOAN PURCHASE AGREEMENT (as amended, supplemented or otherwise modified from time to time, this "Loan Purchase Agreement"), dated as
                                            -----------------------
of May 10, 2002, is made among New Century Mortgage Corporation, a California corporation, New Century Financial Corporation, a Delaware corporation ("New
                                                                         ---
Century Financial" and, together with the Seller, jointly and severally, the
-----------------
"New Century Parties"), and New Century Funding I, a Delaware business trust
 -------------------
(the "Purchaser").
      ---------

                                   WITNESSETH:

                  WHEREAS, pursuant to the terms of this Loan Purchase Agreement, the Seller desires from time to time to sell the Eligible Mortgage Loans to the Purchaser upon the terms and conditions hereinafter set forth;

                  WHEREAS, the Purchaser, UBS Warburg Real Estate Securities Inc., and certain other entities are parties to the Committed Note Purchase and Security Agreement, dated as of the date hereof (as amended, supplemented or otherwise modified and in effect from time to time, the "Note Purchase
                                                         -------------
Agreement"), pursuant to which certain parties thereto (the "Note Purchasers"),
---------                                                    ---------------
severally, have agreed, subject to the terms and conditions of the Note Purchase Agreement, to purchase the Notes issued thereunder by the Purchaser (the "Notes"), which will be secured by Eligible Mortgage Loans (as defined therein)
 -----
owned by the Purchaser and will be held from time to time by the entities that are parties to the Note Purchase Agreement as Noteholders (each a "Noteholder")
                                                                   ----------
and UBS Warburg Real Estate Securities Inc. is acting thereunder as agent for the Note Purchasers and the Noteholders (in that capacity, the "Agent").
                                                                -----

                  WHEREAS, pursuant to the terms of the Note Purchase Agreement, the Purchaser will from time to time pledge Eligible Mortgage Loans to secure the Notes; and

                  WHEREAS, each of the New Century Parties and the Purchaser agree that all representations, warranties, covenants and agreements made by it herein will be for the benefit of each other and will be assigned by the Purchaser to the Agent for the benefit of the Agent, the Note Purchasers and the Noteholders;

                  NOW, THEREFORE, in consideration of the mutual covenants contained herein, and other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto agree as follows:

                                   ARTICLE I

                                   DEFINITIONS

                  SECTION 1.01  Definitions. For all purposes of this Loan
                                -----------
Purchase Agreement, except as otherwise expressly provided herein or unless the context otherwise requires, capitalized terms not otherwise defined herein shall have the meanings assigned to such terms in the definitions contained in Section
1.01 of the Note Purchase Agreement which is incorporated by reference herein.

                                   ARTICLE II

                     SALE AND CONTRIBUTION OF MORTGAGE LOANS

                  SECTION 2.01  Acquisition; Capital Contribution. (a) On the
                                ---------------------------------
Effective Date and on any Note Purchase Date thereafter until and including the Termination Date, the Seller will sell and does hereby sell, and the Purchaser will purchase and does hereby purchase, the Eligible Mortgage Loans owned by the Seller, whether now existing or hereafter arising, without recourse (except as provided in Sections 3.02 and 4.01(a) hereof). After each such sale, ownership in the Eligible Mortgage Loans will be vested in the Purchaser. In connection with such sale, to the extent that the fair market value of the Eligible Mortgage Loans sold hereby by the Seller exceeds the cash consideration received by the Seller in connection therewith, then the Seller will be deemed to have made a capital contribution to the Purchaser in the amount of such excess.

                  (b) In connection with such sale and contribution, the Seller agrees to record and file, at the Seller's expense, financing statements (and thereafter will file continuation statements with respect to such financing statements) with respect to the Mortgage Loans contributed and to be transferred by the Seller to the Purchaser pursuant to this Loan Purchase Agreement, meeting the requirements of applicable state law in such manner and in such jurisdictions as are necessary to perfect and to maintain the perfection of, the transfer, conveyance and contribution of the Mortgage Loans from the Seller to the Purchaser and the pledge of the Collateral from the Purchaser to the Agent, pursuant to the Note Purchase Agreement, (which financing statements must be submitted for recording on or prior to the initial Note Purchase Date); provided, however, that the Mortgage Files (including each original executed Mortgage) will not be physically delivered to the Agent but instead will be held by the Custodian.

                  (c) If in any enforcement suit or legal proceeding it is held that the Servicer may not enforce a Mortgage on the ground that it is not a real party in interest or holder entitled to enforce the Mortgage, the Purchaser shall, at the expense of the Seller, take such steps as the Servicer deems necessary to enforce the Mortgage, including bringing suit in the Purchaser's name.

                  (d) Pursuant to Section 2.01(a) hereof, the Seller from time to time may convey additional Eligible Mortgage Loans to the Purchaser by delivering a supplemented Mortgage Loan Schedule and, in the case of each Wet-Ink Mortgage Loan, a detailed list, to the Purchaser on the related Note Purchase Date containing for each Eligible Mortgage Loan transferred on such Note Purchase Date the information set forth in the definition of the Mortgage Loan Schedule (or, in the case of a Wet-Ink Mortgage Loan, the information required by the Note Purchase Agreement). Upon delivery of any such supplement to the Mortgage Loan Schedule, the Mortgage Loan Schedule shall be deemed amended to incorporate therein the information contained in such supplement.

                  (e) Except for the obligations of the New Century Parties hereunder with respect to any breach of a representation, warranty or covenant made herein and except as otherwise specified in Section 3.02(d), the sale and conveyance of the Eligible Mortgage Loans will be without recourse to the New Century Parties.

                  SECTION 2.02  Delivery of Mortgage Files. Pursuant to Section
                                --------------------------
2 of the Custodial Agreement, in connection with each assignment and conveyance, the Seller shall on behalf of and at the direction of the Purchaser deliver to, and deposit with the Custodian at the times contemplated by the Custodial Agreement, the Mortgage Files and a related Mortgage Loan Schedule, as applicable with respect to each of the Mortgage Loans to be sold to the Purchaser and pledged by the Purchaser to the Agent on such Note Purchase Date.

                  SECTION 2.03  Intention of the Parties; Grant of Security
                                -------------------------------------------
Interest. It is the intention of the parties hereto that each transfer of the
--------
Eligible Mortgage Loans to be made pursuant to the terms hereof shall constitute an absolute assignment and a sale or capital contribution of such Eligible Mortgage Loan by the Seller to the Purchaser and not a loan. In the event, however, that a court of competent jurisdiction were to hold that any such transfer constitutes a loan and not a sale or capital contribution, it is the intention of the parties hereto that this Loan Purchase Agreement is deemed to be a security agreement and that the Seller shall be deemed to have granted to the Purchaser as of the date hereof a first priority perfected security interest in all of the Seller's respective right, title and interest in, to and under each Mortgage Loan and all related Mortgage Documents whether now or hereafter acquired and wherever located, and all income and proceeds thereof.

                                  ARTICLE III

                         REPRESENTATIONS AND WARRANTIES

                  SECTION 3.01  Representations and Warranties. (a) Each of the
                                ------------------------------
New Century Parties hereby makes the following representations and warranties to the Purchaser, and understands that the benefit of these representations and warranties will be assigned by the Purchaser to the Agent for the benefit of the Agent, the Note Purchasers and the Noteholders. Such representations and warranties are made as of the Effective Date and as of any Note Purchase Date with respect to Mortgage Loans transferred to the Purchaser on such date and shall survive each assignment, transfer and conveyance by the Seller of the Mortgage Loans to the Purchaser and its successors and assigns:

                       (i)   Existence. Each of the New Century Parties (a) is a
                             ---------
corporation duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization, (b) has all requisite corporate or other power, and has all governmental licenses, authorizations, consents and approvals necessary to own its assets and carry on its business as now being or as proposed to be conducted, except where the lack of such licenses, authorizations, consents and approvals would not be reasonably likely to have a Material Adverse Effect; and (c) is qualified to do business and is in good standing in all other jurisdictions in which the nature of the business conducted by it makes such qualification necessary, except where failure so to qualify would not be reasonably likely (either individually or in the aggregate) to have a Material Adverse Effect.

                  (ii)   Financial Condition. Each of the New Century Parties
                         -------------------
has heretofore furnished to the Agent a copy of (a) its consolidated balance sheet and the consolidated balance sheets of its consolidated Subsidiaries for the fiscal year of such New Century Party ended December 31, 2001, and the related consolidated statements of income and retained earnings and of cash flows for such New Century Party and its consolidated Subsidiaries for such fiscal year, setting forth in each case in comparative form the figures for the previous year, with the opinion thereon of KPMG LLP. All such financial statements are complete and fairly presented, in all material respects, the consolidated financial condition of such New Century Party and its Subsidiaries and the consolidated results of their operations as at such dates and for such fiscal periods, all in accordance with GAAP applied on a consistent basis. Since December 31, 2001, there has been no material adverse change in the consolidated business, operations or financial condition of such New Century Party and its consolidated Subsidiaries taken as a whole from that set forth in said financial statements.

                  (iii)  Litigation. There are no actions, suits, arbitrations,
                         ----------
investigations (including, without limitation, to the best of such New Century Party's knowledge, any of the foregoing which are pending or threatened) or other legal or arbitrable proceedings affecting a New Century Party or any of its Subsidiaries or affecting any of the Property of any of them before any Governmental Authority (each a "Dispute") that questions or challenges the
                                -------
validity or enforceability of any of the Transaction Documents or any action to be taken in connection with the transactions contemplated thereby, (in the event any New Century Party is a publicly-held company) requires filing with the Securities and Exchange Commission in accordance with the 1934 Act or any rules thereunder or that (i) has arisen other than in the ordinary course of business of such New Century Party, (ii) is reasonably likely to be determined adversely to such New Century Party and (iii) if so determined, would be reasonably likely, either individually or together with any other Dispute covered by clauses (i) and (ii) of this sentence, to have a Material Adverse Effect on the ability of such New Century Party to perform any of its obligations under any of this Loan Purchase Agreement or any of the other Transaction Documents. None of the New Century Parties is (i) in violation of any applicable law which violation materially adversely affects or would reasonably be expected to materially adversely affect the business, operations, Properties, assets or condition (financial or otherwise) of the New Century Parties, or (ii) subject to or in default with respect to any final judgment, writ, injunction, decree, rule or regulation of any court or federal, state, municipal or other governmental department, commission, board, bureau, agency or instrumentality, domestic or foreign, which would have a material adverse effect on the business, operations, Properties, assets or condition (financial or otherwise) of the New Century Parties;

                  (iv)   No Breach. Neither (a) the execution and delivery of
                         ---------
the Transaction Documents nor (b) the consummation of the transactions therein contemplated in compliance with the terms and provisions thereof will (i) conflict with or result in a breach of the charter or by-laws of any New Century Party, or any applicable law, rule or regulation, or any order, writ, injunction or decree of any Governmental Authority, or any Servicing Agreement or other material agreement or instrument to which any New Century Party or any of its Subsidiaries is a party or by which any of them or any of their Property is bound or to which any of them is subject, (ii) constitute a default under any such material agreement or instrument or result in the creation or imposition of any Lien upon any Property of a New Century Party or any of its Subsidiaries pursuant to the terms of any such agreement or instrument or (iii) constitute an event of default or an event which, solely with the passage of time and which is not amenable to cure, would constitute an event of default under the Other Financing Documents.

                  (v)    Action. Each of the New Century Parties has all
                         ------
necessary corporate or other power, authority and legal right to execute, deliver and perform its obligations under each of the Transaction Documents; the execution, delivery and performance by such New Century Party of each of the Transaction Documents have been duly authorized by all necessary corporate or other action on its part; and each Transaction Document has been duly and validly executed and delivered by such New Century Party and constitutes a legal, valid and binding obligation of such New Century Party, enforceable against such New Century Party in accordance with its terms, subject as to enforceability to applicable bankruptcy, reorganization, insolvency, moratorium or other laws affecting creditors' rights generally and to general principles of equity (regardless of whether enforcement is sought in a proceeding in equity or at law).

                  (vi)   Approvals. No authorizations, approvals or consents of,
                         ---------
and no filings or registrations with, any Governmental Authority or any securities exchange are necessary for the execution, delivery or performance by each of the New Century Parties of the Transaction Documents or for the legality, validity or enforceability thereof, except for filings and recordings in respect of the Liens created pursuant to this Loan Purchase Agreement and the Note Purchase Agreement.

                  (vii)  Taxes. Each of the New Century Parties and their
                         -----
respective Subsidiaries have filed all Federal income tax returns and all other material tax returns that are required to be filed by them and have paid all taxes due pursuant to such returns or pursuant to any assessment received by any of them, except for any such taxes as are being appropriately contested in good faith by appropriate proceedings diligently conducted and with respect to which adequate reserves have been established in conformity with GAAP. The charges, accruals and reserves on the books of each of the New Century Parties and their respective Subsidiaries in respect of taxes and other governmental charges are, in the opinion of such New Century Party, adequate.

                  (viii) Investment Company Act. None of the New Century Parties
                         ----------------------
nor any of their respective Subsidiaries is an "investment company", or a company "controlled" by an "investment company," within the meaning of the Investment Company Act of 1940, as amended.

                  (ix)   Jurisdiction of Organization.  On the Effective Date,
                         ----------------------------
the jurisdiction of organization of the Seller is California and the jurisdiction of organization of New Century Financial is Delaware.

                  (x)    Location of Books and Records. The location where each
                         -----------------------------
of the New Century Parties keeps its books and records, including all computer tapes and records relating to the Eligible Mortgage Loans is its chief executive office located at 18400 Von Karman, Suite 1000, Irvine, California 92612;

                  (xi)   True and Complete Disclosure. The information,
                         ----------------------------
reports, financial statements, exhibits and schedules furnished in writing by or at the direction of the New Century Parties to the Purchaser in connection with the negotiation, preparation or delivery of this Loan Purchase Agreement and the other Transaction Documents or included herein or therein or delivered pursuant hereto or thereto, when taken as a whole, do not contain any untrue statement of material fact or omit to state any material fact necessary to make the statements herein or therein, in light of the circumstances under which they were made, not materially misleading. All written information furnished after the date hereof by or at the request of a New Century Party or otherwise pursuant to this Loan Purchase Agreement to the Agent in connection with this Loan Purchase Agreement and the other Transaction Documents and the transactions contemplated hereby and thereby will be true, complete and accurate in all material respects, or (in the case of projections) based on reasonable estimates, on the date as of which such information is stated or certified. There is no fact known to a Responsible Officer of any of the New Century Parties, after due inquiry, that would reasonably be expected to have a Material Adverse Effect that has not been disclosed herein, in the other Transaction Documents or in a report, financial statement, exhibit, schedule, disclosure letter or other writing furnished to the Agent for use in connection with the transactions contemplated hereby or thereby;

                  (xii)  Tangible Net Worth. As of December 31, 2001, the
                         ------------------
aggregate Tangible Net Worth of New Century Financial is not less than $200,000,000. As used in this Agreement, the "Tangible Net Worth" of New Century
                                              ------------------
Financial is the positive excess, if any of (i) all amounts which would be included under capital on the balance sheet of New Century Financial at such date under GAAP, but disregarding (a) assets booked as "organizational expenses" or as "goodwill", (b) notes due from Affiliates, (c) capitalized mortgaging servicing rights, valued at the sole discretion of the Agent, using its reasonable business judgment, taking into account the level of interest rates, the characteristics of the mortgage loans and general market conditions, and (d) other intangible assets, over (ii) liabilities;

                  (xiii) ERISA. Each Plan to which any of the New Century
                         -----
Parties or their respective Subsidiaries make direct contributions, and, to the knowledge of each of the New Century Parties, each other Plan and each Multiemployer Plan, is in compliance in all material respects with, and has been administered in all material respects in compliance with, the applicable provisions of ERISA, the Code and any other Federal or State law. No Reportable Event has occurred under any Plan to which any of the New Century Parties or their respective Subsidiaries make direct contributions, nor, to the knowledge of each of the New Century Parties, under each other Plan and each Multiemployer Plan maintained by any of the New Century Parties or any of their respective Subsidiaries which is likely to result in the termination of such Plan for purposes of Title IV of ERISA;

                  (xiv)  Valid Sale and Contribution. This Loan Purchase
                         ---------------------------
Agreement constitutes a valid sale, contribution, assignment, transfer or other conveyance to the Purchaser of all right, title, and interest of the New Century Parties in, to and under the Eligible Mortgage Loans enforceable against all creditors of and purchasers from the New Century Parties, and the Eligible Mortgage Loans will be held by the Purchaser free and clear of any Lien of any Person claiming through or under the New Century Parties, except for Liens permitted under, or to be created by this Loan Purchase Agreement or the Note Purchase Agreement;

                  (xv)     Valid Business Reasons. Each of the New Century
                           ----------------------
Parties has valid business reasons for selling its interests in the Eligible Mortgage Loans rather than obtaining a loan with the Eligible Mortgage Loans as collateral;

                  (xvi)    Insolvency. None of the New Century Parties is
                           ----------
insolvent. No New Century Party will be rendered insolvent by the transactions contemplated by this Loan Purchase Agreement and each New Century Party has an adequate amount of capital to conduct its respective business in the ordinary course and to carry out its respective obligations hereunder and under each Transaction Document to which it is a party;

                  (xvii)   Accounting and Tax Treatment. Each of the New Century
                           ----------------------------
Parties will endeavor to treat the sale and contribution of the Eligible Mortgage Loans to the Purchaser pursuant to Article II as a contribution of the Eligible Mortgage Loans to the capital of the Purchaser for all tax purposes, and as a sale for financial reporting and accounting purposes, although such sales may be characterized as a sale to a consolidated entity;

                  (xviii)  Legal Name. The legal name of each New Century Party
                           ----------
is as set forth in the signature line of this Loan Purchase Agreement. All names of each New Century Party since its incorporation and all trade names, fictitious names, assumed names or "doing business as" names that each New Century Party has used are as set forth in Schedule 2 to this Loan Purchase Agreement; and

                  (xix)    Consideration. Seller has received fair
                           -------------
consideration, with a value reasonably equivalent to, or in excess of, the value of the assets being transferred in exchange for Seller's interest in the Eligible Mortgage Loans conveyed on such date.

             (b) The Purchaser hereby makes the following representations and warranties for the benefit of the New Century Parties, the Agent, the Note Purchasers and the Noteholders. Such representations and warranties are made as of the Effective Date and each Note Purchase Date and shall survive each sale, assignment, transfer and conveyance by the Seller of the Mortgage Loans to the Purchaser and its successors and assigns.

                  (i)      Existence. The Purchaser (a) is a business trust duly
                           ---------
organized, validly existing and in good standing under the laws of the jurisdiction of its organization, (b) has all requisite corporate or other power, and has all governmental licenses, authorizations, consents and approvals necessary to own its assets and carry on its business as now being or as proposed to be conducted, except where the lack of such licenses, authorizations, consents and approvals would not be reasonably likely to have a Material Adverse Effect; and (c) is qualified to do business and is in good standing in all other jurisdictions in which the nature of the business conducted by it makes such qualification necessary, except where failure so to qualify would not be reasonably likely (either individually or in the aggregate) to have a Material Adverse Effect.

                  (ii)     Legal Name. The legal name of the Purchaser is as set
                           ----------
forth in the signature line of this Loan Purchase Agreement and the Purchaser has not changed its name since its organization and since its organization the Purchaser did not use, nor does the Purchaser now use, any trade names, fictitious names, assumed name or "doing business as" names;

                  (iii)  Power and Authority. The Purchaser has the power and
                         -------------------
authority to execute and deliver this Loan Purchase Agreement and each other Transaction Document to which it is a party, and to carry out their respective terms; the Purchaser has duly authorized the receipt from the Seller, and the pledge to the Agent in the Note Purchase Agreement, of all of its right, title and interest in the Eligible Mortgage Loans and other Collateral by all necessary action; and the execution, delivery, and performance of this Loan Purchase Agreement, and each other Transaction Document to which it is a party, have been duly authorized by the Purchaser by all necessary action;

                  (iv)   Due Execution and Delivery. This Loan Purchase
                         --------------------------
Agreement and each other Transaction Document to which it is a party have been duly executed and delivered on behalf of the Purchaser;

                  (v)    Binding Obligations. This Loan Purchase Agreement, and
                         -------------------
the other Transaction Documents to which the Purchaser is a party, when duly executed and delivered, will constitute legal, valid, and binding obligations of the Purchaser enforceable against the Purchaser in accordance with their respective terms subject as to enforceability to applicable bankruptcy, reorganization, insolvency, moratorium or other laws affecting creditors' rights generally and to general principles of equity (regardless of whether enforcement is sought in a proceeding in equity or at law);

                  (vi)   No Violation. The consummation of the transactions
                         ------------
contemplated by and the fulfillment of the terms of this Loan Purchase Agreement will not conflict with, result in any breach of any of the terms and provisions of, or constitute (with or without notice or lapse of time) a default under, the organizational documents of the Purchaser, or any material term of any indenture, agreement, mortgage, deed of trust, or other instrument to which the Purchaser is a party or by which it is bound, or result in the creation or imposition of any Lien upon any of its Properties pursuant to the terms of any such indenture, agreement, mortgage, deed of trust, or other instrument, or violate any law or any order, injunction, writ, rule, or regulation applicable to the Purchaser of any court or of any federal or state regulatory body, administrative agency, or other Governmental Authority having jurisdiction over the Purchaser or any of its Properties which would have a material adverse effect on the Mortgage Loans;

                  (vii)  No Proceedings. There are no proceedings or
                         --------------
investigations pending, or, to the knowledge of the Purchaser, threatened, before any court, regulatory body, administrative agency, or other tribunal or Governmental Authority (A) asserting the invalidity of this Loan Purchase Agreement, (B) seeking to prevent the consummation of any of the transactions contemplated by this Loan Purchase Agreement, or (C) seeking any determination or ruling that might (in the reasonable judgment of the Purchaser) materially and adversely affect the performance by the Purchaser of its obligations under, or the validity or enforceability of, this Loan Purchase Agreement or each other Transaction Document for which it is a party;

                  (viii) No Consent Required. The Purchaser is not required to
                         -------------------
obtain the consent of any other Person, or any consent, license, approval or authorization or registration or declaration with, any Governmental Authority, bureau or agency in connection with the execution, delivery or performance of this Loan Purchase Agreement and the Transaction Documents to which it is a party, except for such as have been obtained, effected or made, except for filings and recordings in respect of the Liens created pursuant to the Note Purchase Agreement;

                  (ix)   Jurisdiction of Organization. On the Effective Date,
                         ----------------------------
the Purchaser's jurisdiction of organization is Delaware.

                  (x)    Absence of Event. No event has occurred which adversely
                         ----------------
affects the Purchaser's operations or its ability to perform its obligations under the Transaction Documents to which it is a party; and

                  (xi)   Subsidiaries.  The Purchaser has no subsidiaries.
                         ------------

             SECTION 3.02   Purchase of Mortgage Loans by the New Century
                            ---------------------------------------------
Parties. (a) Upon discovery of a breach of any of the representations or
-------
warranties set forth in Schedule 1 hereto that materially adversely affects any Mortgage Loan or the related Mortgage File, as the case may be, or if the New Century Parties fail to cause delivery of evidence of filing or copies of any UCC financing statement in accordance with the terms of this Loan Purchase Agreement (any such event, a "Warranty Event"), the New Century Parties, jointly
                              --------------
and severally, shall repurchase such Mortgage Loan by remitting to the Purchaser the Repurchase Amount with respect to such Mortgage Loan as provided in Section 3.02(b).

             (b) In consideration of its repurchase of a Mortgage Loan, the relevant New Century Party shall remit the Repurchase Amount to the Agent for application in accordance with the Note Purchase Agreement.

             (c) Except as may be set forth in this Loan Purchase Agreement, it is understood and agreed that the obligations of the New Century Parties with respect to a breach as provided in this Section 3.02 constitute the sole remedy against the New Century Parties for such breach available to the Purchaser. The representations and warranties set forth in Section 3.01 shall survive the sale and contribution of the Mortgage Loans to the Purchaser and the pledge of the Collateral to the Agent.

             (d) Except as provided in this Section 3.02 and in Section 4.01(a), upon the New Century Parties' transfer of their respective interests in the Mortgage Loans to the Purchaser, none of the New Century Parties will bear any further risk with respect to the ultimate collectibility of the Mortgage Loans or the adequacy of the collateral securing the Mortgage Loans.

                                   ARTICLE IV

                                    COVENANTS

             SECTION 4.01   Covenants of New Century Parties. Each New Century
                            --------------------------------
Party hereby covenants and agrees with the Purchaser, the Agent, the Note Purchasers and the Noteholders with respect to itself as follows:

             (a)  Agreement to Support Purchaser. Each New Century Party,
                  ------------------------------
jointly and severally, agrees that it will pay to the Agent (for application in accordance with the terms of the

Note Purchase Agreement), any unpaid amounts which may become due and owing under the Note Purchase Agreement or any Note, but remain unpaid on the third Business Day after the relevant amount became due, (i) on the day on which such New Century Party is given notice of the circumstances, if the notice is given at or before 10:00 a.m., New York City time, on a Business Day, or (ii) on the Business Day following the day such notice is given, if it is given after that time on a Business Day or on a day that is not a Business Day. The aggregate amount of this recourse for the New Century Parties shall not exceed the sum of
(a) 10% of the greater of (i) the total principal amount of Notes then outstanding under the Note Purchase Agreement and (ii) the Commitment Amount and
(b) any unpaid Facility Fee.

               (b)   Financial Statements.  The New Century Parties shall
                     --------------------
 deliver to the Agent:

                     (i) as soon as available and in any event within forty-five (45) calendar days after the end of each month, the unaudited consolidated balance sheets of the New Century Parties as at the end of such period and the related unaudited consolidated statements of income and retained earnings and of cash flows for the New Century Parties and their consolidated Subsidiaries for such month and the portion of the fiscal year through the end of such month, setting forth, in each case, in comparative form the figures for the previous year or month, accompanied by a certificate of a Responsible Officer of the New Century Parties, which certificate shall state that said consolidated financial statements fairly present the consolidated financial condition and results of operations of the New Century Parties and their consolidated Subsidiaries in accordance with GAAP, consistently applied, as at the end of, and for, such month (subject to normal year-end audit adjustments);

                     (ii) as soon as available and in any event within 90 days after the end of each fiscal year of the New Century Parties, the consolidated balance sheets of the New Century Parties and their consolidated Subsidiaries as at the end of such fiscal year and the related consolidated statements of income and retained earnings and of cash flows for the New Century Parties and their consolidated Subsidiaries for such year, setting forth in each case in comparative form the figures for the previous year, and, accompanied by an opinion thereon of independent certified public accountants of recognized national standing, which opinion shall not be qualified as to scope of audit or going concern and shall state that said consolidated financial statements fairly present the consolidated financial condition and results of operations of the New Century Parties and their consolidated Subsidiaries as at the end of, and for, such fiscal year in accordance with GAAP and a certificate of such accountants stating that, in making the examination necessary for their opinion, they obtained no knowledge, except as specifically stated, of any Default or Event of Default;

                     (iii) from time to time such other information regarding the financial condition, operations, or business of the New Century Parties as the Agent may reasonably request;

                     (iv) as soon as reasonably possible, and in any event within thirty (30) days after a Responsible Officer of a New Century Party knows, or with respect to any Plan or Multiemployer Plan to which a New Century Party or any of its Subsidiaries makes direct contributions, has reason to believe, that any of the events or conditions specified below with respect to any Plan or Multiemployer Plan has occurred or exists, a statement signed by a senior financial officer of such New Century Party setting forth details respecting such event or condition and the action, if any, that such New Century Party or its ERISA Affiliate proposes to take with respect thereto (and a copy of any report or notice required to be filed with or given to PBGC by such New Century Party or an ERISA Affiliate with respect to such event or condition):

               (a) any reportable event, as defined in Section 4043(c) of ERISA and the regulations issued thereunder, with respect to a Plan, as to which PBGC has not by regulation waived the requirement of Section 4043(a) of ERISA that it be notified within thirty (30) days of the occurrence of such event (provided that a failure to meet the minimum funding standard of Section 412 of the Code or Section 302 of ERISA, including without limitation the failure to make on or before its due date a required installment under Section 412(m) of the Code or Section 302(e) of ERISA, shall be a reportable event regardless of the issuance of any waivers in accordance with Section 412(d) of the Code); and any request for a waiver under Section 412(d) of the Code for any Plan;

               (b) the distribution under Section 4041(c) of ERISA of a notice of intent to terminate any Plan or any action taken by any New Century Party or an ERISA Affiliate to terminate any Plan;

               (c) the institution by PBGC of proceedings under Section 4042 of ERISA for the termination of, or the appointment of a trustee to administer, any Plan, or the receipt by either any New Century Party or any ERISA Affiliate of a notice from a Multiemployer Plan that such action has been taken by PBGC with respect to such Multiemployer Plan;

               (d) the complete or partial withdrawal from a Multiemployer Plan by any of the New Century Parties or any ERISA Affiliate that results in liability under Section 4201 or 4204 of ERISA (including the obligation to satisfy secondary liability as a result of a purchaser default) or the receipt by any New Century Party or any ERISA Affiliate of notice from a Multiemployer Plan that it is in reorganization or insolvency pursuant to Section 4241 or 4245 of ERISA or that it intends to terminate or has terminated under Section 4041A of ERISA;

               (e) the institution of a proceeding by a fiduciary of any Multiemployer Plan against any New Century Party or any ERISA Affiliate to enforce Section 515 of ERISA, which proceeding is not dismissed within 30 days; and

               (f)   the adoption of an amendment to any Plan that, pursuant to
Section 401(a)(29) of the Code or Section 307 of ERISA, would result in the loss of tax-exempt status of the trust of which such Plan is a part if any New Century Party or an ERISA Affiliate fails to provide timely security to such Plan in accordance with the provisions of said Sections.

                     (v) Within 30 days of the end of such calendar quarter, a compliance certificate of a senior financial officer of New Century Financial certifying compliance as of the end of the prior quarter with (a) all covenants applicable to the New Century Parties under this Agreement and (b) all covenants applicable to the New Century Parties and any Affiliates thereof bound thereby under all Other Financing Documents.

               (c)   Litigation. Each New Century Party will promptly, and in
                     ----------
any event within 10 days after service of process on any of the following, give to the Agent notice of all litigation, actions, suits, arbitrations, investigations (including, without limitation, any of the foregoing which are pending or threatened) or other legal or arbitrable proceedings affecting such New Century Party or affecting any of its Property before any Governmental Authority that (i) questions or challenges the validity or enforceability of any of the Transaction Documents or any action to be taken in connection with the transactions contemplated hereby or thereby, (ii) makes a claim or claims which, individually or in the aggregate, if adversely determined, would be reasonably likely to have a Material Adverse Effect, or (iii) requires filing with the Securities and Exchange Commission in accordance with the 1934 Act and any rules thereunder.

               (d)   Existence, etc.  Each New Century Party will:
                     --------------

                     (i) preserve and maintain its legal existence and all of its material rights, privileges, licenses and franchises;

                     (ii) comply with the requirements of all applicable laws, rules, regulations and orders of Governmental Authorities (including, without limitation, all environmental laws) if failure to comply with such requirements would be reasonably likely (either individually or in the aggregate) to have a Material Adverse Effect;

                     (iii) keep adequate records and books of account, in which complete entries will be made in accordance with GAAP consistently applied;

                     (iv) not change its jurisdiction of organization from the jurisdiction referred to in Section 3.01(a)(ix) unless it shall have provided the Agent thirty (30) days' prior written notice of such change;

                     (v) pay and discharge all taxes, assessments and governmental charges or levies imposed on it or on its income or profits or on any of its Property prior to the date on which penalties attach thereto, except for any such tax, assessment, charge or levy the payment of which is being contested in good faith and by proper proceedings and against which adequate reserves are being maintained in conformity with GAAP; provided that this shall not include the payment of any Mortgagor or Mortgaged Property taxes, assessments, governmental charges or levies subject to the servicing standards set forth in the Servicing Agreement; and

                     (vi) upon reasonable notice, permit representatives of the Agent (and any Note Purchaser or Noteholder holding (or holding commitments to purchase) not less than the lower of (A) the outstanding principal amount of the Notes and (B) $5,000,000 principal amount of Notes and not affiliated with any competitor of such New Century Party that wishes to accompany the Agent's representatives), during normal business hours, to examine, copy and make extracts from its books and records, to inspect any of its Properties, and to discuss its business and affairs with its officers, all to the extent reasonably requested by the Agent. For purposes of this provision, a Person will not be deemed to be an affiliate of another unless it controls the second person and a natural person will not be treated as an affiliate.

               (e)   Underwriting Guidelines. In the event any New Century Party
                     -----------------------
makes a material amendment or modification to the Underwriting Guidelines, such New Century Party shall promptly deliver to the Agent a complete copy of such amended or modified Underwriting Guidelines. The New Century Parties and the Purchaser acknowledge that until the Agent has approved the amendments or modifications, which approval shall not be unreasonably withheld, the Note Purchasers shall have no obligation to make any further Note Purchases.

                     (f)    Transactions with Affiliates. Each New Century Party
                            ----------------------------
will not enter into any transaction, including without limitation any purchase, sale, lease or exchange of Property or the rendering of any service, with any Affiliate unless such transaction is (a) otherwise permitted under this Loan Purchase Agreement, the Note Documents or the Trust Agreement, (b) in the ordinary course of such New Century Party's business and (c) upon fair and reasonable terms no less favorable to such New Century Party than it would obtain in a comparable arm's length transaction with a Person which is not an Affiliate, or make a payment that is not otherwise permitted by this paragraph
(f) to any Affiliate.

                     (g)    Ownership of Mortgage Loans. The New Century Parties
                            ---------------------------
will defend the Purchaser's ownership of the Mortgage Loans against, and will take such other action as is necessary to remove, any Lien, security interest or claim on or to the Mortgage Loans, other than the security interests created or permitted hereunder and under the Note Purchase Agreement, and the New Century Parties will defend the right, title and interest of the Purchaser in and to any of the Mortgage Loans against the claims and demands of all Persons whomsoever.

                     (h)    Limitation on Guarantees. The New Century Parties
                            ------------------------
shall not create, incur, assume or suffer to exist any Guarantees by any of them of obligations of others, in excess of $100,000 in the aggregate, except as otherwise listed on Schedule 4 hereto.

                     (i)    Maintenance of Tangible Net Worth. As of the end of
                            ---------------------------------
each calendar quarter following December 31, 2001, the aggregate Tangible Net Worth of New Century Financial shall be at least the greater of (x) $200,000,000 or (y) the sum of (i) 85% of the actual Tangible Net Worth number as of the most recent calendar year end plus (ii) 70% of net earnings after declared dividends plus (iii) 90% of net new capital received (whether in the form of equity or subordinated debt which the Agent determines has substantial equity features), for each such quarter on a cumulative basis.

                     (j)    Maintenance of Ratio of Total Indebtedness to Book
                            --------------------------------------------------
Equity. New Century Financial (i) shall not permit the consolidated ratio of
------
aggregate Total Indebtedness to its aggregate book equity as determined under GAAP to be greater than 10: 1 as measured as of the last day of each calendar quarter and (ii) shall provide to the Agent on the last day of each fiscal quarter a tabulation of all borrowings pursuant to the Other Financing Documents. At no time following the Effective Date shall New Century Financial have unencumbered cash or cash equivalents, including short-term investments, of less than $30,000,000.

                     (k)    Maintenance of Profitability. The New Century
                            ----------------------------
Parties shall not permit, for any period of the shorter of (x) two rolling quarters or (y) any shorter period of time set forth in any Other Financing Document with respect to a profitability test (each such period, a "Test
                                                                    ----
Period"), Net Income for such Test Period, before income taxes for such Test
------
Period and distributions made during such Test Period, to be less than $1.00.

               (l)   Required Filings. The New Century Parties shall promptly
                     ----------------
provide the Agent with copies of all documents which any of the New Century Parties or any Affiliate of any New Century Party is required to file with the Securities and Exchange Commission or any Governmental Authority which may be substituted therefor in accordance with the 1934 Act or any rules thereunder; provided that the New Century Parties shall not be required to provide the Agent with filings of a standard nature relating to the issuance of securities under a REMIC or similar pass-through trust.

               (m)   No Adverse Selection. The New Century Parties have not
                     --------------------
selected the Mortgage Loans in a manner so as to adversely affect the Purchaser's interests.

               (n)   Preservation of Security Interest. The New Century Parties
                     ---------------------------------
shall execute and file such financing statements and cause to be executed and filed such continuation statements, all in such manner and in such places as may be required by law fully to preserve, maintain, and protect the respective right, title and interest of the Purchaser and the Agent, the Note Purchasers and the Noteholders in the Mortgage Loans. The New Century Parties shall deliver (or cause to be delivered) to the Custodian file-stamped copies of, or filing receipts for, any document filed as provided above, as soon as available following such filing.

               (o)   Obligations with Respect to Mortgage Loans. Each of the New
                     ------------------------------------------
Century Parties will duly fulfill all obligations on its respective part to be fulfilled under or in connection with each Mortgage Loan, and will do nothing to impair the rights of the Purchaser or the Agent in any of the Mortgage Loans.

               (p)   Compliance with Law. Each New Century Party will comply, in
                     -------------------
all material respects, with all laws, acts, rules, requisitions, orders, decrees and directions of any Governmental Authority applicable to its business and to the Mortgage Loans or any part thereof; provided, however, that such New Century Party may contest any law, act, regulation, order, decree or direction in any reasonable manner which shall not materially and adversely affect the rights or interests of the Purchaser or the Agent (for the Agent, the Note Purchasers and the Noteholders) in the Mortgage Loans.

               (q)   Conveyance of Mortgage Loans; Security Interests. Except
                     ------------------------------------------------
for the transfers and conveyances under or permitted in this Loan Purchase Agreement or any other Transaction Document, none of the New Century Parties will sell, pledge, assign or transfer to any other Person, or grant, create, incur, assume or suffer to exist any Lien, on any Mortgage Loan, or any interest therein and each of the New Century Parties shall defend the right, title, and interest of the Purchaser, the Agent (for the benefit of the Agent, the Note Purchasers and the Noteholders), and their respective successors and assigns in, to, and under the Mortgage Loans, against all claims of third parties claiming, through or under the New Century Parties; provided, however, that nothing in this Section 4.01(q) shall prevent or be deemed to prohibit the New Century Parties from suffering to exist upon any of the Mortgage Loans any Liens for municipal or other local taxes if such taxes shall not at the time be due and payable or if the New Century Parties shall concurrently be contesting the validity thereof in good faith by appropriate proceedings and shall have set aside on its books adequate reserves with respect thereto and such contests pose no risk of forfeiture.

               (r)   Notification of Breach. Each of the New Century Parties
                     ----------------------
will advise the Purchaser, the Agent and the Custodian promptly, in reasonable detail, upon discovery of the occurrence of any breach by (i) any New Century Party of any of its representations, warranties or covenants contained herein, or (ii) by any New Century Party or any Affiliate thereof of any of its representations, warranties or covenants contained in any Other Financing Document.

               (s)   Further Assurances. Each of the New Century Parties will
                     ------------------
make, execute or endorse, acknowledge and file or deliver to the Purchaser, the Agent and the Custodian from time to time such schedules, confirmatory assignments, conveyances, transfers, endorsements, powers of attorney, certificates, reports and other assurances or instruments and take such further steps relating to the Mortgage Loans and other rights covered by this Loan Purchase Agreement, as the Purchaser, the Agent or the Custodian may request and reasonably require.

               (t)   Indemnification. The New Century Parties, jointly and
                     ---------------
severally, hereby agree to indemnify, defend and hold the Purchaser, the Agent, the Note Purchasers, the Noteholders, the Servicer, the Custodian and their respective Affiliates and each of their respective officers, directors, employees, agents, trustees and advisors (each, an "Indemnified Party") harmless
                                                    -----------------
from and against any and all loss, liability, damage, judgment, claim, deficiency, or expense (including interest, penalties, reasonable attorneys' fees and amounts paid in settlement) payable to a Person that is not a party to any of the Transaction Documents, or payable by a party to a Transaction Document to another party to a Transaction Document, if any of them may become subject thereto, insofar as such loss, liability, damage, judgment, claim, deficiency, or expense arises out of or is based upon a breach by any New Century Party of its representations contained in Section 3.01 or its covenants contained in Section 4.01, or any information set forth in this Loan Purchase Agreement or in any schedule delivered by any New Century Party hereunder or thereunder, being untrue in any material respect at any time or relating to or arising out of this Loan Purchase Agreement or any other Transaction Document that results from anything other than any Indemnified Party's gross negligence or willful misconduct. The New Century Parties may offer to assume the defense of any action brought against any Indemnified Party, provided that the counsel proposed to handle the defense be satisfactory to such Indemnified Party in its sole discretion. If the Indemnified Party agrees to such an arrangement, then the New Century Parties shall not be liable for any separate counsel for such Indemnified Party. In no event will an Indemnified Party be liable for a settlement effected without its prior consent. The obligations of the New Century Parties under this Section 4.01(t) shall be considered to have been relied upon by the Purchaser, the Agent, the Note Purchasers, the Noteholders, the Servicer, and the Custodian and shall survive the execution, delivery, and performance of this Loan Purchase Agreement regardless of any investigation made by the Purchaser, the Agent, any Note Purchaser, any Noteholder, the Custodian or on their behalf of any of them. THE INDEMNIFICATION OBLIGATIONS OF THE NEW CENTURY PARTIES PURSUANT TO THE PRECEDING PROVISIONS OF THIS PARAGRAPH SHALL APPLY REGARDLESS OF ANY NEGLIGENCE OR OTHER FAULT ON THE PART OF THE PURCHASER, THE AGENT, ANY NOTE PURCHASER, ANY NOTEHOLDER, THE SERVICER, THE CUSTODIAN OR ANY OF THEIR RESPECTIVE OFFICERS, EMPLOYEES, TRUSTEES OR AGENTS EXCEPT AS EXPRESSLY STATED IN THIS PARAGRAPH.

          The New Century Parties, jointly and severally, also agree to reimburse an Indemnified Party as and when billed by such Indemnified Party for all such Indemnified Party's costs and expenses incurred in connection with the enforcement or the preservation of such Indemnified Party's rights (including third-party beneficiary rights of the Agent, the Note Purchasers and the Noteholders) under this Loan Purchase Agreement, including without limitation the reasonable fees and disbursements of one counsel for the Note Purchasers and the Noteholders as a group.

          (u)  Notice of Liens. Each New Century Party shall notify the
               ---------------
Purchaser, the Agent, the Servicer and the Custodian, promptly after becoming aware of any Lien on any Mortgage Loan other than the Liens created hereunder and under the Note Purchase Agreement (including any other Lien that is permitted under the Note Purchase Agreement).

          (v)  Taxes. The New Century Parties shall promptly pay all applicable
               -----
taxes required to be paid in connection with the assignment of the Mortgage Loans and acknowledges that the Purchaser shall have no responsibility with respect thereto.

          (w)  Taxes and Other Liabilities. The New Century Parties shall
               ---------------------------
promptly pay and discharge all material taxes, assessments, fees, claims and other governmental charges when due and payable by any New Century Party except
(i) such as may be paid thereafter without penalty or (ii) such as may be contested in good faith by appropriate proceedings and for which an adequate reserve has been established and is maintained in accordance with GAAP. The New Century Parties shall promptly notify the Agent of any material challenge, contest or proceeding pending by or against the New Century Parties or any Affiliate of the New Century Parties before any taxing authority.

          (x)  No Agency. None of the New Century Parties will act as an agent
               ---------
of the Purchaser in any capacity except to the limited extent provided in the Transaction Documents, but instead will present itself to the public as a corporation separate from the Purchaser.

          (y)  Financial Statements. The financial statements and books and
               --------------------
records of each Seller shall reflect the separate existence of the Purchaser and shall also include a footnote substantially to the effect set forth in Schedule 3.

          SECTION 4.02  Purchaser Covenants. The Purchaser hereby covenants and
                        -------------------
agrees with the New Century Parties and the Agent, the Note Purchasers and the Noteholders as follows:

          (a)  Mortgagor's Quiet Enjoyment. The Purchaser hereby acknowledges
               ---------------------------
and agrees that its rights in the Mortgaged Property are expressly subject to the rights of the related Mortgagors in such Mortgaged Property pursuant to the applicable Mortgage Loans. The Purchaser covenants and agrees that, so long as a Mortgagor shall not be in default of any of the provisions of the applicable Mortgaged Loan, neither the Purchaser nor any assignee of the Purchaser will disturb the Mortgagor's quiet and peaceful possession of the related Mortgaged Property and the Mortgagor's use thereof for its intended purpose.

          (b)  Operation of the Purchaser. The Purchaser shall be operated in
               --------------------------
the following manner, with a view toward assuring that it would not be substantively consolidated with or in the trust estate of another Person (that is, such that the separate legal existence of the Purchaser and such Person would be disregarded) and in that regard, the Purchaser shall:

               (i) be a limited purpose business trust whose primary activities are restricted as provided in the Trust Agreement as in effect on the date of this Loan Purchase Agreement;

               (ii) not engage in any action that would cause the separate legal identity of the Purchaser not to be respected, including, without limitation, (a) holding itself out as being liable for the debts of any other party or (b) acting other than through its duly authorized agents;

               (iii) not be involved in the day-to-day management of any New Century Party;

               (iv) not incur, assume or guarantee any indebtedness except for such indebtedness as may be incurred by the Purchaser in connection with the issuance of the Notes;

               (v) not commingle its funds, assets and records relating thereto with those of any New Century Party or any other entity;

               (vi) entitle the separate creditors of the Purchaser to be satisfied out of the Purchaser's assets and not permit its assets to be made available to any other Person except as expressly contemplated in the Trust Agreement;

               (vii) act solely in its own name in the conduct of its business, including business correspondence and other communications, and shall conduct its business so as not to mislead others as to the identity of the entity with which they are concerned;

               (viii) maintain records and books of account and shall not commingle its records and books of account with the records and books of account of any other Person;

               (ix) not engage in any business or activity other than in accordance with or relating to the Trust Agreement and its continuation as a Delaware business trust;

               (x)    not form, or cause to be formed, any subsidiaries;

               (xi) comply with all restrictions and covenants in, and shall not fail to comply with the formalities established in, the Trust Agreement;

               (xii) maintain its assets separately from the assets of the New Century Parties (including through the maintenance of a separate bank account);

               (xiii) manage its day-to-day business without the involvement of the New Century Parties (except as may be otherwise provided in the Administration Agreement);

               (xiv) maintain a separate office (in care of the Owner Trustee) from that of the New Century Parties;

               (xv) not act as an agent of the New Century Parties, except to the limited extent provided in the Transaction Documents; and

               (xvi) maintain at all times an Administrator to perform the duties contemplated in the Administration Agreement.

          (c)  Merger or Consolidation. The Purchaser will keep in full effect
               -----------------------
its existence, rights status as a Delaware business trust and, if applicable, will obtain and preserve its qualification to do business in each jurisdiction which permits such qualification and in which it is necessary to protect the validity and enforceability of this Loan Purchase Agreement, any other Transaction Document to which it is a party or any of the Mortgage Loans and to perform its duties under this Loan Purchase Agreement and each other Transaction Document to which it is a party.

          SECTION 4.03  Pledge of Mortgage Loans. The New Century Parties
                        ------------------------
understand that the Purchaser intends to pledge and assign the benefits of this Agreement, along with the Mortgage Loans to the Agent, for the benefit of the Agent, the Note Purchasers and the Noteholders pursuant to the Note Purchase Agreement. Each of the New Century Parties agree that such assignee of the Purchaser may exercise the rights of the Purchaser hereunder and shall be entitled to all of the benefits of the Purchaser hereunder to the extent provided for in such pledge and assignment.

                                   ARTICLE V

                              CONDITIONS PRECEDENT

          SECTION 5.01  Conditions to the Purchaser Obligations. The obligations
                        ---------------------------------------
of the Purchaser to accept the transfer of the Mortgage Loans on each Note Purchase Date shall be subject to the satisfaction of the following conditions:

          (a) All representations and warranties of the New Century Parties contained in this Loan Purchase Agreement and in the Transaction Documents shall be true and correct on the Execution Date and on each Note Purchase Date with the same effect as though such representations and warranties had been made on such date;

          (b) All information concerning the Mortgage Loans provided to the Purchaser shall be true and correct as of the related Note Purchase Date in all material respects;

          (c) The New Century Parties shall have delivered to the Purchaser a Mortgage Loan Schedule with respect to the Mortgage Loans as of the related Note Purchase Date and shall have substantially performed all other obligations required to be performed by the provisions of this Loan Purchase Agreement;

          (d) The New Century Parties shall have recorded and filed, at their expense, any financing statement with respect to the Mortgage Loans and the other Mortgage Loans to be transferred from time to time to the Purchaser pursuant to this Loan Purchase Agreement meeting the requirements of applicable state law in such manner in such jurisdictions as are necessary to perfect the transfer of the Mortgage Loans and the other Mortgage Loans from the

Sellers to the Purchaser, and shall deliver a file-stamped copy of such financing statements or other evidence of such filings to the Purchaser and the Agent;

          (e) All corporate and legal proceedings and all instruments in connection with the transactions contemplated by this Loan Purchase Agreement shall be satisfactory in form and substance to the Purchaser, and the Purchaser shall have received from the New Century Parties copies of all documents (including, without limitation, records of corporate proceedings) relevant to the transactions herein contemplated as the Purchaser may reasonably have requested; and

          (f) All respective conditions necessary to vest in the Purchaser good title, free and clear of all Liens (other than Liens permitted in the proviso contained in Section 4.01(q) hereof), to its respective Mortgage Loans shall have been satisfied.

                                   ARTICLE VI

                                   TERMINATION

          SECTION 6.01  Termination. The respective obligations and
                        -----------
responsibilities of the New Century Parties and the Purchaser created by this Loan Purchase Agreement shall terminate upon the latest of (i) the maturity or other liquidation of the last Mortgage Loan and the disposition of any amounts received upon disposition of any defaulted Mortgage Loans; and (ii) the termination of the Note Purchase Agreement in accordance with the terms thereof; provided, however, that the indemnifications contained in Section 4.01(t) herein shall survive the termination of this Loan Purchase Agreement.

          SECTION 6.02  Effect of Termination. No termination or rejection or
                        ----------------------
failure to assume the executory obligations of this Loan Purchase Agreement in the bankruptcy of any of the New Century Parties or the Purchaser shall be deemed to impair or affect the obligations pertaining to any executed sale or executed obligations, including, without limitation, pre-termination breaches of representations and warranties by any New Century Party or the Purchaser. Without limiting the foregoing, prior to termination, the failure of the New Century Parties to pay a Repurchase Amount shall not render such transfer or obligation executory, nor shall the continued duties of the parties pursuant to
Article 4 or Section 7.06 of this Loan Purchase Agreement render an executed sale executory.

                                  ARTICLE VII

                            MISCELLANEOUS PROVISIONS

          SECTION 7.01  Amendment. This Loan Purchase Agreement may be amended
                        ---------
from time to time by the parties hereto only with the prior written consent of the Agent and, to the extent specified in the Note Purchase Agreement, the Noteholders and the Note Purchasers.

          SECTION 7.02  GOVERNING LAW; JURISDICTION. (a) THIS LOAN PURCHASE
                        ---------------------------
AGREEMENT AND ANY AMENDMENT HEREOF PURSUANT TO SECTION 7.01 SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE SUBSTANTIVE LAWS OF THE STATE OF NEW YORK (WITHOUT REGARD TO CHOICE OF LAW PRINCIPLES) APPLICABLE TO AGREEMENTS

MADE AND TO BE PERFORMED THEREIN AND THE OBLIGATIONS, RIGHTS, AND REMEDIES OF THE PARTIES UNDER THIS LOAN PURCHASE AGREEMENT SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

          (b) EACH OF THE NEW CENTURY PARTIES AND THE PURCHASER HEREBY IRREVOCABLY AND UNCONDITIONALLY:

          (1) TO THE EXTENT PERMITTED BY LAW, SUBMITS FOR ITSELF AND ITS PROPERTY IN ANY LEGAL ACTION OR PROCEEDING RELATING TO THIS LOAN PURCHASE AGREEMENT, OR FOR RECOGNITION AND ENFORCEMENT OF ANY JUDGMENT IN RESPECT THEREOF, TO THE NON-EXCLUSIVE PERSONAL JURISDICTION OF THE COURTS OF THE STATE OF NEW YORK, THE FEDERAL COURTS OF THE UNITED STATES OF AMERICA FOR THE SOUTHERN DISTRICT OF NEW YORK, AND APPELLATE COURTS FROM ANY THEREOF;

          (2) CONSENTS THAT ANY SUCH ACTION OR PROCEEDING MAY BE BROUGHT IN SUCH COURTS AND, TO THE EXTENT PERMITTED BY LAW, WAIVES ANY OBJECTION THAT IT MAY NOW OR HEREAFTER HAVE TO THE VENUE OF ANY SUCH ACTION OR PROCEEDING IN ANY SUCH COURT OR THAT SUCH ACTION OR PROCEEDING WAS BROUGHT IN AN INCONVENIENT COURT AND AGREES NOT TO PLEAD OR CLAIM THE SAME;

          (3) AGREES THAT SERVICE OF PROCESS IN ANY SUCH ACTION OR PROCEEDING MAY BE EFFECTED BY MAILING A COPY THEREOF BY REGISTERED OR CERTIFIED MAIL (OR ANY SUBSTANTIALLY SIMILAR FORM OF MAIL), POSTAGE PREPAID, TO ITS ADDRESS SET FORTH IN OR PURSUANT TO THIS LOAN PURCHASE AGREEMENT FOR NOTICES; AND

          (4) AGREES THAT NOTHING HEREIN SHALL AFFECT THE RIGHT TO EFFECT SERVICE OF PROCESS IN ANY OTHER MANNER PERMITTED BY LAW OR SHALL LIMIT THE RIGHT TO SUE IN ANY OTHER JURISDICTION.

          SECTION 7.03  Notices. All demands, notices, and communications under
                        -------
or in connection with this Loan Purchase Agreement shall be in writing and shall be deemed to have been duly given, made and received (i) when delivered against receipt of registered or certified mail or upon actual receipt of registered or certified mail, postage prepaid, return receipt requested; (ii) when delivered by courier with appropriate evidence of receipt; or (iii) upon transmission via facsimile with appropriate evidence of receipt (a) in the case of New Century Financial and Seller, at the following address: 18400 Von Karman, Suite 1000, Irvine, California 92612, Attention: Stergios Theologides, Esq., Fax No.: (949) 840-7033, and (b) in the case of the Purchaser, c/o the Administrator, New Century Mortgage Corporation, Attention: Stergios Theologides, Esq., Fax No.
(949) 840-7033 and a copy to Wilmington Trust Company, Rodney Square North, 1100 North Market Street, Wilmington, Delaware 19890-0001, facsimile number: (302) 636-4041 or (302) 636-4141; Attention: Corporate Trust Administration, in the case of the Agent, 1285 Avenue of the Americas, New York, New York 10019,
Attention: Robert

Carpenter and George Mangiaracina, Fax No.: (212) 713-9597. Any party may alter the address to which communications are to be sent by giving notice of such change of address in conformity with the provisions of this Section 7.03 for giving notice and by otherwise complying with any applicable terms of this Loan Purchase Agreement.

          SECTION 7.04  Severability of Provisions. If any one or more of the
                        --------------------------
covenants, agreements, provisions, or terms of this Loan Purchase Agreement shall be for any reason whatsoever held invalid, then such covenants, agreements, provisions, or terms shall be deemed severable from the remaining covenants, agreements, provisions, or terms of this Loan Purchase Agreement and shall in no way affect the validity or enforceability of the other provisions of this Loan Purchase Agreement.

          SECTION 7.05  Assignment. Notwithstanding anything to the contrary
                        ----------
contained in this Loan Purchase Agreement, this Loan Purchase Agreement and the respective rights and duties of the New Century Parties and the Purchaser hereunder may not be assigned or otherwise transferred by the New Century Parties or the Purchaser (as applicable), without the prior written consent of the other parties to this Loan Purchase Agreement, the Agent and such of the Note Purchasers and Noteholders as are required under the Note Purchase Agreement. Whether or not expressly stated, all representations, warranties, covenants and agreements of the New Century Parties and the Purchaser in this Loan Purchase Agreement, or in any document delivered by any of them in connection with this Loan Purchase Agreement, shall be for the benefit of, and shall be exercisable by, the Agent.

          SECTION 7.06  Further Assurances. Each of the New Century Parties and
                        ------------------
the Purchaser agrees to do such further acts and things and to execute and deliver to the Agent such additional assignments, agreements, powers and instruments as are required by the Agent in its sole discretion or pursuant to the direction of the Majority Investors to carry into effect the purposes of this Loan Purchase Agreement or to better assure and confirm unto the Agent, the Note Purchasers and the Noteholders their rights, powers and remedies hereunder.

          SECTION 7.07  No Waiver; Cumulative Remedies. No failure to exercise
                        ------------------------------
and no delay in exercising, on the part of the Purchaser or the New Century Parties or the Agent or any Note Purchaser or Noteholder, any right, remedy, power or privilege hereunder, shall operate as a waiver thereof; nor shall any single or partial exercise of any right, remedy, power or privilege hereunder preclude any other or further exercise hereof or the exercise of any other right, remedy, power or privilege. The rights, remedies, powers and privileges herein provided are cumulative and not exhaustive of any rights, remedies, powers and privilege provided by law.

          SECTION 7.08  Counterparts. This Loan Purchase Agreement may be
                        ------------
executed in two or more counterparts (and by different parties on separate counterparts), each of which shall be an original, but all of which shall constitute one and the same instrument.

          SECTION 7.09  Binding Effect: Third-Party Beneficiaries. This Loan
                        -----------------------------------------
Purchase Agreement will inure to the benefit of and be binding upon the parties hereto. The Agent, the Note Purchasers and the Noteholders are intended third party beneficiaries of this Loan Purchase Agreement.

          SECTION 7.10  Merger and Integration. Except as specifically stated
                        ----------------------
otherwise herein, this Loan Purchase Agreement sets forth the entire understanding of the parties relating to the subject matter hereof, and all prior understandings, written or oral, relating thereto are superseded by this Loan Purchase Agreement. This Loan Purchase Agreement may not be modified, amended, waived or supplemented except as provided herein.

          SECTION 7.11  Headings. The headings herein are for purposes of
                        --------
reference only and shall not otherwise affect the meaning or interpretation of any provision hereof.

          SECTION 7.12  Schedules and Exhibits. The schedules and exhibits
                        ----------------------
attached hereto and referred to herein shall constitute a part of this Loan Purchase Agreement and are incorporated into this Loan Purchase Agreement for all purposes.

          SECTION 7.13  No Bankruptcy Petition Against the Purchaser. Each of
                        --------------------------------------------
the New Century Parties agrees that, prior to the date that is one year and one day after the payment in full of the Notes and all amounts payable under the Note Purchase Agreement, it will not institute against the Purchaser, or join any other Person in instituting against the Purchaser, any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings or other proceedings under the laws of the United States or any state of the United States. This Section 7.13 shall survive the termination of this Loan Purchase Agreement.

          SECTION 7.14  No Recourse. It is expressly understood and agreed by
                        -----------
the parties hereto that (a) this Loan Purchase Agreement is executed and delivered by Wilmington Trust Company, not individually or personally but solely as trustee of the Purchaser, in the exercise of the powers and authority conferred and vested in it, (b) each of the representations, undertakings and agreements herein made on the part of the Purchaser is made and intended not as personal representations, undertakings and agreements by Wilmington Trust Company but is made and intended for the purpose of binding only the Purchaser,
(c) nothing herein contained shall be construed as creating any liability on Wilmington Trust Company, individually or personally, to perform any covenant either expressed or implied contained herein, all such liability, if any, being expressly waived by the parties hereto and by an Person claiming by, through or under the parties hereto and (d) under no circumstances shall Wilmington Trust Company be personally liable for the payment of any indebtedness or expenses of the Purchaser or be liable for the breach or failure of any obligation, representation, warranty or covenant made or undertaken by the Purchaser under this Loan Purchase Agreement or any other related documents.

                            [Signature Page Follows]

          IN WITNESS WHEREOF, the parties hereto have caused this Loan Purchase Agreement to be duly executed by their respective officers as of the day and year first above written.


                             NEW CENTURY MORTGAGE CORPORATION


                             By:   /s/ Patrick Flanagan
                                 ---------------------------------------------
                                 Name:  ______________________________________
                                 Title: President
                                        --------------------------------------


                             NEW CENTURY FINANCIAL CORPORATION


                             By:   /s/ Patrick Flanagan
                                 ---------------------------------------------
                                 Name: _______________________________________
                                 Title: Executive Vice President
                                        --------------------------------------


                              NEW CENTURY FUNDING I


                              By: Wilmington Trust Company, not in its
                                  individual capacity but solely as Owner
                                  Trustee under the Trust Agreement


                                  By:   /s/ Anita E. Daliago
                                        --------------------------------------
                                   Name:______________________________________

                                   Title: Executive Vice President
                                        --------------------------------------

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